UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2023 (March 16, 2023)

ELK CREEK RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40226	85-3189810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115

Centennial, Colorado 80112

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (720) 639-4647

GX Acquisition Corp. II

1325 Avenue of the Americas, 28th Floor

New York, NY 10019

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	GXIIU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	GXII	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	GXIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” and the “Company” refer to GX (now known as Elk Creek Resources Corp.) and its consolidated subsidiaries after giving effect to the Transactions (as defined below). Terms used but not defined herein, or for which definitions are not otherwise incorporated herein by reference, have the respective meanings given to such terms in the joint proxy statement/prospectus of NioCorp (as defined below) and GX, dated February 8, 2023, filed with the Securities and Exchange Commission (the “SEC”) on February 8, 2023.

As previously disclosed, on September 25, 2022, GX Acquisition Corp. II (now known as Elk Creek Resources Corp.), a Delaware corporation (“GX” or the “Company”), NioCorp Developments Ltd., a company organized under the laws of the Province of British Columbia (“NioCorp”), and Big Red Merger Sub Ltd, a Delaware corporation and a direct, wholly owned subsidiary of NioCorp (“Merger Sub”), entered into a Business Combination Agreement (the “Business Combination Agreement”). Following approval by the stockholders and shareholders of GX and NioCorp, respectively, and the satisfaction or waiver of all other closing conditions, the transactions contemplated by the Business Combination Agreement were consummated and closed on March 17, 2023 (the “Closing Date”). The amendment of the amended and restated certificate of incorporation of the Company on March 16, 2023 was the earliest event required to be reported in this Current Report on Form 8-K.

Pursuant to the Business Combination Agreement, the following transactions occurred on the Closing Date: (i) Merger Sub merged with and into GX, with GX surviving the merger (the “First Merger”); (ii) all Class A shares in GX (the “GX Class A Shares”) that were held by stockholders who did not elect to exercise their redemption rights in connection with the transactions were converted into shares of Class A common stock in GX (such shares, the “First Merger Class A Shares”), as the surviving company in the First Merger; (iii) NioCorp purchased all First Merger Class A Shares in exchange for common shares, without par value, of NioCorp (“NioCorp Common Shares”) (the “Exchange”); (iv) NioCorp assumed GX’s obligations under the GX Warrant Agreement and each share purchase warrant of GX, exercisable for GX Class A Shares (such warrant, a “GX Warrant”), that was issued and outstanding immediately prior to the effective time of the Exchange and each such assumed warrant was converted into a warrant to acquire NioCorp Common Shares (such warrant, a “NioCorp Assumed Warrant”); (v) all of the First Merger Class A Shares were contributed by NioCorp to 0896800 B.C. Ltd., a company organized under the laws of the Province of British Columbia and a direct, wholly owned subsidiary of NioCorp (“Intermediate Holdco”), in exchange for additional shares of Intermediate Holdco, resulting in GX becoming a direct subsidiary of Intermediate Holdco; (vi) Elk Creek Resources Corp., a Nebraska corporation and a direct, wholly owned subsidiary of Intermediate Holdco, merged with and into GX, with GX surviving the merger as a direct subsidiary of Intermediate Holdco and changing its name to Elk Creek Resources Corp. (the “Second Merger,” and, together with the First Merger, the “Mergers”); and (vii) following the effective time of the Second Merger, each of NioCorp and GX, as the surviving company of the Second Merger, effectuated a reverse stock split at a ratio of 10-for-1 (the “reverse stock split”). The Mergers, the Exchange and the other transactions contemplated by the Business Combination Agreement are collectively referred to herein as the “Transactions.” The Transactions constituted GX’s initial business combination, as that term was defined in GX’s Amended and Restated Certificate of Incorporation prior to the First Merger.

As a result of the Transactions:

●	each GX Class A Share was, in connection with the Exchange, converted into 11.1829212 NioCorp Common Shares (or 1.11829212 NioCorp Common Shares after giving effect to the reverse stock split);

●	each share of Class B common stock of GX issued and outstanding immediately prior to the First Merger that was not surrendered for cancellation in accordance with the GX Support Agreement (as defined in the Business Combination Agreement) was (i) upon consummation of the First Merger, converted on a one-for-one basis into a share of Class B common stock in GX (such shares, the “First Merger Class B Shares”), as the surviving company in the First Merger, and (ii) upon consummation of the Second Merger, each First Merger Class B Share was converted into 11.1829212 shares (or, after giving effect to the reverse stock split, 1.11829212 shares) of Class B common stock of GX (such shares, the “Second Merger Class B Shares”) as the surviving company in the Second Merger, in a private placement, and each Second Merger Class B Share remains outstanding following the Transactions and is exchangeable into NioCorp Common Shares on a one-for-one basis, subject to equitable adjustments; and

●	each GX Warrant was (i) in connection with the First Merger, assumed by NioCorp pursuant to the Warrant Assumption Agreement (as defined below) and (ii) immediately prior to the Exchange, converted on a one-for-one basis into a NioCorp Assumed Warrant, and the number of NioCorp Common Shares subject to each NioCorp Assumed Warrant is equal to the number of shares of GX Common Stock subject to the applicable GX Warrant multiplied by 11.1829212 (or 1.11829212 after giving effect to the reverse stock split), with the applicable exercise price per Common Share adjusted accordingly.

Immediately after giving effect to (i) the redemption of 28,506,605 GX Class A Shares, (ii) the subsequent issuance of 74,909 GX Class A Shares to advisors and (iii) the Transactions, including the reverse stock split, there were 30,081,661 NioCorp Common Shares, 7,957,404 Second Merger Class B Shares and 15,666,667 NioCorp Assumed Warrants outstanding.

The foregoing description of the Business Combination Agreement is subject to, and is qualified in its entirety by the full text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated by reference in its entirety into this Introductory Note.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, in connection with the closing of the Transactions, the Company notified the Nasdaq Stock Market LLC (“Nasdaq”) that the Transactions had been consummated and requested that the trading of the GX Class A Shares, the GX Warrants and the GX Public Units (as defined in the Business Combination Agreement) on Nasdaq be suspended and that the listing of its securities on Nasdaq be withdrawn. The Company requested that Nasdaq file with the SEC a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the GX Class A Shares, the GX Warrants and the GX Public Units from Nasdaq and the deregistration of such classes of securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a Form 15 suspending the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act for the GX Class A Shares, the GX Warrants and the GX Public Units on or about March 27, 2023.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note of this Current Report on Form 8-K with respect to the issuance of the Second Merger Class B Shares is incorporated by reference into this Item 3.02.

The offer, issuance and sale of 7,957,404 Second Merger Class B Shares in connection with the Mergers was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”). The offer, issuance and sale of such Second Merger Class B Shares was not registered under the Securities Act or any state securities laws and such Second Merger Class B Shares may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

On March 16, 2023, the Company’s Amended and Restated Certificate of Incorporation was amended in accordance with the terms of the Business Combination Agreement. At the First Merger Effective Time, (i) the Company’s Amended and Restated Certificate of Incorporation, as amended, was amended and restated in its entirety (the “Second Amended and Restated Certificate of Incorporation”) and (ii) the Company’s Bylaws were amended and restated in their entirety (the “Amended and Restated Bylaws”), each in accordance with the terms of the Business Combination Agreement. At the Second Merger Effective Time, the Company’s Second Amended and Restated Certificate of Incorporation was amended and restated in its entirety in accordance with the terms of the Business Combination Agreement (the “Third Amended and Restated Certificate of Incorporation”). Upon the effectiveness of the reverse stock split, the Company’s Third Amended and Restated Certificate of Incorporation was amended to effect such reverse stock split.

Copies of (i) the Amendment of the Amended and Restated Certificate of Incorporation filed March 16, 2023, (ii) the Second Amended and Restated Certificate of Incorporation, (iii) the Third Amended and Restated Certificate of Incorporation, (iv) the Amendment of the Third Amended and Restated Certificate of Incorporation and (v) the Amended and Restated Bylaws of the Company are filed as Exhibits 3.1, 3.2, 3.3, 3.4 and 3.5 hereto, respectively, and are incorporated herein by reference.

Item 4.01	Change in Registrant’s Certifying Accountant.

On March 17, 2023, the board of directors of NioCorp, the parent of the Company following the Transactions, (i) ratified, reaffirmed and confirmed the engagement of BDO USA, LLP (“BDO”), effective immediately, as NioCorp’s independent registered public accounting firm to audit NioCorp and its subsidiaries and (ii) authorized officers of NioCorp to, effective immediately following the Transactions, engage BDO as independent registered public accounting firm for NioCorp and its subsidiaries (which included the Company as a result of the Transactions). Accordingly, Marcum, LLP (“Marcum”), the Company’s independent registered public accounting firm prior to the Transactions, was informed that it would be replaced by BDO as the Company’s independent registered public accounting firm, effective immediately.

The report of Marcum on the Company’s balance sheets as of December 31, 2022 and 2021, the related statements of operations, stockholders’ deficit and cash flows for each of the two years in the period ended December 31, 2022, and the related notes did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except for the following.

The report of Marcum on the Company’s balance sheets as of December 31, 2022 and 2021, the related statements of operations, stockholders’ deficit and cash flows for each of the two years in the period ended December 31, 2022, and the related notes contained an explanatory paragraph stating that “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1, the Company has a significant working capital deficiency, has incurred significant costs and needs to raise additional funds to meet its obligations and sustain its operations and the Company’s business plan is dependent on the completion of a business combination. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the period from September 24, 2020 (inception) to December 31, 2021, the fiscal year ended December 31, 2022, and in the subsequent interim period through March 17, 2023 (the date of the dismissal of Marcum), there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements.

During the period from September 24, 2020 (inception) to December 31, 2021, the fiscal year ended December 31, 2022, and in the subsequent interim period through March 17, 2023 (the date of the dismissal of Marcum), there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above and, if not, stating the respects in which it does not agree. A copy of Marcum’s letter, dated March 22, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 4.01.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and under Item 2.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the Transactions, a change in control of the Company occurred, and the Company is now a wholly owned subsidiary of NioCorp. Previously, the Company was controlled by GX Sponsor II LLC.

Pursuant to the Business Combination Agreement, NioCorp was required to cause two directors identified by GX to become directors of NioCorp as of Closing, and the board of directors of NioCorp appointed Maselli and Kehler to the Board pursuant to such requirement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

In connection with the consummation of the Transactions, as contemplated by the Business Combination Agreement (and not because of any disagreement with the Company), effective as of the First Merger Effective Time (as defined in the Business Combination Agreement), (i) each of Jay R. Bloom, Dean C. Kehler, Hillel Weinberger, Marc Mazur and James W. Harpel ceased to serve as a member of the board of directors of the Company, and any committee thereof and (ii) each of Jay R. Bloom, Dean C. Kehler, Andrea J. Kellett, Michael Maselli, Arthur Baer and Jordan Bloom ceased to serve in his or her respective position as an officer of the Company.

Effective as of the First Merger Effective Time, the Company appointed (i) each of Mark A. Smith, Scott Honan and Neal Shah as a member of the board of directors and (ii) Scott Honan as President and Neal Shah as Treasurer and Secretary.

Item 5.06	Change in Shell Company Status.

As a result of the Transactions, the Company ceased to be a shell company upon the consummation of the Transactions. The material terms of the Transactions are described in the information set forth in the Introductory Note and under Item 2.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K and are incorporated by reference in this Item 5.06.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
2.1	Business Combination Agreement, dated as of September 25, 2022, by and among GX Acquisition Corp. II (now known as Elk Creek Resources Corp.), NioCorp Developments Ltd., Big Red Merger Sub Ltd (incorporated by reference to Exhibit 2.1 to GX Acquisition Corp. II’s Current Report on Form 8-K filed with the SEC on September 29, 2022).
3.1	Amendment of Amended and Restated Certificate of Incorporation, effective March 16, 2023.
3.2	Second Amended and Restated Certificate of Incorporation, effective March 17, 2023.
3.3	Third Amended and Restated Certificate of Incorporation, effective March 17, 2023.
3.4	Amendment of Third Amended and Restated Certificate of Incorporation, effective March 17, 2023.
3.5	Amended and Restated Bylaws, effective March 17, 2023.
16.1	Letter of Marcum, LLP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elk Creek Resources Corp.

	By:	/s/ Neal Shah
		Name:	Neal Shah
		Title:	Treasurer and Secretary

Dated: March 22, 2023